NAB GROUP - USA
                           DEFERRED COMPENSATION PLAN


                          (Effective February 10, 1998)

                                TABLE OF CONTENTS



ARTICLE I Establishment and Purpose                                                                      4

   1.1   Establishment and Purpose.......................................................................4
         -------------------------

ARTICLE II  Definitions                                                                                  4

   2.1   Account Balance.................................................................................4
         ---------------
   2.2   Beneficiary.....................................................................................4
         -----------
   2.3   Change in Control...............................................................................4
         -----------------
   2.4   Chief Executive Officer.........................................................................6
         -----------------------
   2.5   Code............................................................................................6
         ----
   2.6   Compensation....................................................................................6
         ------------
   2.7   Company.........................................................................................6
         -------
   2.8   Deferred Compensation Committee.................................................................7
         -------------------------------
   2.9   Disability......................................................................................7
         ----------
   2.10     Employee.....................................................................................7
            --------
   2.11     Employer.....................................................................................7
            --------
   2.12     ERISA........................................................................................7
            -----
   2.13     Fiscal Year..................................................................................7
            -----------
   2.14     MNC Plan.....................................................................................7
            --------
   2.15     Participant..................................................................................7
            -----------
   2.16     Participating Employer.......................................................................7
            ----------------------
   2.17     Plan.........................................................................................8
            ----
   2.18     Plan Year....................................................................................8
            ---------
   2.19     Spouse.......................................................................................8
            ------

ARTICLE III  Eligibility and Participation                                                               8

   3.1   Eligibility and Participation...................................................................8
         -----------------------------
   3.2   Duration........................................................................................8
         --------
   3.3   Revocation of Future Participation..............................................................8
         ----------------------------------
   3.4   Notification....................................................................................8
         ------------
   3.5   Prior Plan......................................................................................8
         ----------

ARTICLE IV  Compensation Reduction Agreements and Account Balances                                       9

   4.1   Compensation Reduction Agreements...............................................................9
         ---------------------------------
   4.2   Prohibition Against Compensation Reduction Agreement Modifications..............................9
         ------------------------------------------------------------------
   4.3   Adjustments to Account Balances.................................................................9
         -------------------------------

ARTICLE V  Benefit Payments and Certain Withdrawals                                                     11

   5.1   Regular Benefit................................................................................11
         ---------------
   5.2   Form of Payment................................................................................11
         ---------------
   5.3   Disability Benefit.............................................................................11
         ------------------
   5.4   Death Benefit..................................................................................11
         -------------
   5.5   Hardship Withdrawal............................................................................12
         -------------------
   5.6   Change in Control..............................................................................12
         -----------------
   5.7   Other Payment Events...........................................................................12
         --------------------

ARTICLE VI  Administration                                                                              12

   6.1   Plan Administration............................................................................12
         -------------------
   6.2   Withholding....................................................................................12
         -----------
   6.3   Indemnification................................................................................12
         ---------------
   6.4   Expenses.......................................................................................13
         --------
   6.5   Delegation of Authority........................................................................13
         -----------------------
   6.6   Binding Decisions or Actions...................................................................13
         ----------------------------

ARTICLE VII  Amendment and Termination                                                                  13

   7.1   Amendment and Termination......................................................................13
         -------------------------
   7.2   Constructive Receipt Termination...............................................................13
         --------------------------------

ARTICLE VIII  Funding                                                                                   14

   8.1   General Assets.................................................................................14
         --------------
   8.2   Rabbi Trust....................................................................................14
         -----------

ARTICLE IX   General Conditions                                                                         14

   9.1   Anti-assignment Rule...........................................................................14
         --------------------
   9.2   No Legal or Equitable Rights or Interest.......................................................14
         ----------------------------------------
   9.3   No Employment Contract.........................................................................14
         ----------------------
   9.4   Headings.......................................................................................15
         --------
   9.5   Invalid or Unenforceable Provisions............................................................15
         -----------------------------------
   9.6   Governing Law..................................................................................15
         -------------



                                 NAB GROUP - USA
                           DEFERRED COMPENSATION PLAN
                          (Effective February 10, 1998)


                                    ARTICLE I
                            Establishment and Purpose

1.1 Establishment and Purpose. Each of Michigan National Corporation, HomeSide, Inc., and National Australia Bank Ltd. (New York Branch) hereby adopts the NAB Group - USA Deferred Compensation Plan (the "Plan"), effective as of February 10, 1998 (the "Effective Date"). The purpose of the Plan is to provide each Participant in the Plan with an opportunity to defer receipt of salary, bonus, and other specified cash compensation. The Plan is intended to benefit a "select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA, and to be therefore exempt from the requirements of Parts 2, 3 and 4 of Title I of ERISA.


                                   ARTICLE II
                                   Definitions

2.1 Account Balance. Account Balance means the value of each Participant's deferred compensation account balance under the Plan. A Participant's Account Balance shall be maintained in accordance with Section 4.3.

2.2  Beneficiary.   Beneficiary  means  a  natural  person,   estate,  or  trust
     designated by a Participant in accordance with Section 4.1 to receive benefits under and in accordance with provisions of the Plan. The Participant's estate shall be the Beneficiary if:

          (a) the Participant has not designated a natural person or trust as Beneficiary, or

          (b)  the designated Beneficiary has predeceased the Participant.

2.3 Change in Control. Change in Control means the occurrence of any of the following:

          (a) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"), provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to an Incumbent Director;

          (b) any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), or (E) a transaction (other than one described in (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (b);

          (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if
          applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the
          Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction");

          (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or

          (e) the consummation of any sale or disposition of the Company's ownership interest (direct or indirect) in a Participating Employer that results in the Company no longer maintaining at least a 50% ownership interest (directly or indirectly) in such Participating Employer.

          Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.4 Chief Executive Officer. Chief Executive Officer means the individual holding the title of Chief Executive Officer, or if no such individual holds such title, the individual who performs the functions usually performed by a Chief Executive Officer of a widely-held publicly-traded corporation.

2.5 Code. Code means the Internal Revenue Code of 1986, as amended from time to time.

2.6 Compensation. Compensation means, for purposes of this Plan, base salary (including any deferred salary approved by the Deferred Compensation Committee as compensation for purposes of this Plan), bonus, and other cash compensation.

2.7 Company. Company means National Australia Bank, Ltd., a company organized under the laws of Australia.

2.8 Deferred Compensation Committee. Deferred Compensation Committee means a committee composed of one employee from each Participating Employer, in each case who shall be appointed by the Chief Executive Officer of each Participating Employer, and who shall serve until the earlier of termination of employment or appointment of a replacement by the then Chief Executive Officer of such Participating Employer.

2.9 Disability. Disability means that a Participant has been determined to have incurred total and permanent disability, as defined by the long-term disability ("LTD") group plan in which the Participant participates as of the date of total and permanent disability.

2.10 Employee. Employee means a full-time salaried employee of an Employer.

2.11 Employer.   Employer  means,  with  respect  to  any  Employee  (or  former
     Employee), the particular Participating Employer that employs (or formerly employed) such Employee.

2.12 ERISA. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.13 Fiscal Year. Fiscal Year means October 1 through September 30.

2.14 MNC Plan. MNC Plan means the Michigan National Corporation Supplemental Deferred Compensation Plan, as amended through the Effective Date.

2.15 Participant. Participant means (i) an Employee who is a member of a select group of management or highly compensated employees, who is selected to participate in this Plan in accordance with Section 3.1, and who timely elects to participate in this Plan in accordance with Article IV, and (ii) any person that becomes a Participant pursuant to Section 3.5. A Participant's continued participation in the Plan shall be governed by
     Article III, including Section 3.2.

2.16 Participating Employer. Participating Employer means any entity with operations in the United States that is more than 50% owned (directly or indirectly) by the Company, and that adopts this Plan with the approval of the Company. As of the Effective Date, Participating Employer shall include Michigan National Corporation, HomeSide, Inc. and National Australia Bank Ltd. (New York Branch) (and any subsidiaries designated by such entities as a Participating Employer).

2.17 Plan. Plan means the NAB Group - USA Deferred Compensation Plan, as documented herein and as may be amended thereafter.

2.18 Plan Year. Plan Year means January 1 through December 31.

2.19 Spouse. Spouse means the person married to the Participant at the date benefits become payable under the Plan.




                                   ARTICLE III
                          Eligibility and Participation

3.1 Eligibility and Participation. Each Employee who is a member of a select group of management or highly compensated employees, determined in the sole discretion of the Chief Executive Officer of such Employee's respective Employer, shall be eligible to participate in this Plan. Selection for participation in the Plan will be made by the Chief Executive Officer of such Employee's respective Employer.

3.2 Duration. Once an Employee becomes a Participant, such Employee shall continue to be a Participant so long as he or she is entitled to receive benefits hereunder, notwithstanding any subsequent termination of employment.

3.3  Revocation  of Future  Participation.  Notwithstanding  the  provisions  of
     Section 3.2, the Chief Executive Officer of a Participant's respective Employer may revoke such Participant's eligibility to make future deferrals under this Plan. Such revocation will not affect in any manner a Participant's Account Balance or other terms of this Plan.

3.4  Notification.   Each   Participant   shall  be  notified  by  the  Deferred
     Compensation   Committee,   in  writing,  of  his  or  her  eligibility  to
     participate in this Plan.

3.5 Prior Plan. Notwithstanding the provisions of Section 3.1, all participants in the MNC Plan as of the Effective Date shall automatically become Participants in this Plan.


                                   ARTICLE IV
             Compensation Reduction Agreements and Account Balances

4.1 Compensation Reduction Agreements. Deferrals made under the Plan shall be made in accordance with a written compensation reduction agreement provided by the Deferred Compensation Committee for that purpose. Salary deferral elections shall be made no later than December 1 preceding the Plan Year for which the deferrals are made. Bonus deferral elections shall be made no later than September 1 of the Fiscal Year to which such bonus relates. Other cash compensation deferral elections shall be made prior to the time such amounts have been earned. Notwithstanding the foregoing, (i) an Employee who becomes a Participant during any Plan Year may make salary deferral elections for such Plan Year within 30 days of becoming a Participant, and (ii) a Participant wishing to defer a guaranteed bonus must make a deferral election in respect of such guaranteed bonus within three weeks of commencement of employment. A compensation reduction agreement shall designate the amount to be deferred in whole percentages of compensation and/or as a dollar amount. Salary deferrals shall be applied on a pro rata basis to each pay period during the Plan Year. A compensation reduction agreement shall specify the form of distribution for deferrals made during the Plan Year to which the compensation reduction agreement applies. In addition, a Participant shall be permitted to designate a Beneficiary on a form prescribed for such purpose by the Deferred Compensation Committee. To be effective, a compensation reduction agreement and beneficiary designation form must be received and approved by the Deferred Compensation Committee.

4.2 Prohibition Against Compensation Reduction Agreement Modifications. A Participant shall make an irrevocable election as to the amount and form of payment at the time of each deferral election; provided, however, that a Participant shall be permitted to make a one-time irrevocable election (regarding the form of payment) after age fifty-four (54) provided such election is at least twelve (12) months prior to the Participant's date of termination of employment. Except as provided in the preceding sentence, a Participant may not modify a compensation reduction agreement during a Plan Year, either by changing the amount of the compensation reduction or the designated form of distribution for the compensation reduction. In addition, a participant may not revoke a compensation reduction agreement once approved by the Deferred Compensation Committee.

4.3  Adjustments to Account Balances.

     (a) On and after the Effective Date, a Participant's Account Balance shall be credited with amounts deferred pursuant to compensation reduction agreements, and further credited or debited in an amount equal to the hypothetical return on such Account Balance (from the date on which such deferred compensation would otherwise have been distributed to such
     Participant through the later of (i) the end of the month of such Participant's termination of employment, and (ii) the end of the installment period under Section 5.2, if applicable) assuming for such purpose that such Account Balance had been actually invested during such period in one or more of a number of investments, as provided in Section 4.3(b). Each Participant in the MNC Plan shall have such Participant's account balance as of the Effective Date in the MNC Plan transferred into this Plan, and such amounts shall be considered to be such Participant's Account Balance as of the Effective Date.

     (b) The Deferred Compensation Committee shall provide each Participant with a list of available hypothetical investments which may be designated by such Participant (as provided below) for purposes of determining the adjustments to such Participant's Account Balance under Section 4.3(a). Such investment options shall initially include the Merrill Lynch Corporate Bond Index (high quality, 1-10 year term) plus 1%. and such other options as set forth on Schedule A.

     For all investment options other than the Merrill Lynch Corporate Bond Index, the adjustment shall be based upon the return of the funds during the applicable period. With respect to amounts hypothetically invested in the Merrill Lynch Corporate Bond Index, such amounts shall be credited quarterly based upon the index rate in effect at the beginning of each calendar quarter. The Deferred Compensation Committee, in its sole discretion, shall be permitted to add or remove hypothetical investment options; provided, that in the event the Merrill Lynch Corporation Bond Index hypothetical investment option is removed, the Deferred Compensation Committee will provide a replacement hypothetical investment option based upon the yield of United States Treasury securities with a constant maturity of at least one year (the "Bond Index Substitute Investment"), unless the Plan has been terminated in accordance with Article VII; provided, further, that any such additions or removals of hypothetical investment options shall not be effective with respect to any period prior to the effective date of such change. For the avoidance of doubt, if a Participant has elected that all or any portion of a Participant's Account Balance (or future deferrals) are to be hypothetically invested in a hypothetical investment option that is removed by the Deferred Compensation Committee, such Participant shall be required to elect a different hypothetical investment option with respect to such portion of such Participant's Account Balance (or such future deferrals); and until such time as such Participant has made a new election, the applicable portion of such Participant's Account Balance (and future deferrals) shall be deemed to be invested in the Merrill Lynch Corporate Bond Index (or Bond Index Substitute Investment).

     Each Participant may elect how such Participant's Account Balance is deemed to be hypothetically invested; provided that such allocations shall be in increments of five percent (5%). If a Participant fails to elect how deferrals are deemed to be hypothetically invested, such deferrals shall be deemed to be hypothetically invested in the Merrill Lynch Corporation Bond Index (or, if such option has been removed, the replacement option based upon the yield of United States Treasury securities with a constant maturity of at least one year). Once in each calendar quarter, if a Participant elects, the Account Balance may be reallocated among the various hypothetical investment options; provided that such allocations shall be in increments of five percent (5%). Similarly, once each calendar quarter, each Participant may file an election to change the hypothetical investment of future deferrals. In the event that a Participant is currently receiving distributions of such Participant's Account Balance in installments, the amount of each installment shall be reamortized annually to reflect the return over the prior year of the investment option in which such Account Balance is hypothetically invested. Notwithstanding anything in this Section 4.3(b) to the contrary, each Participating Employer shall have the sole and exclusive authority to invest any or all amounts
     (deferred by those Participants who are (or were) employed by such Employer) in any manner, regardless of any hypothetical investment election by any Participant. A Participant's hypothetical investment election shall be used solely for purposes of determining the deemed investment yield to be credited or debited to such Participant's Account Balance.

                                    ARTICLE V
                    Benefit Payments and Certain Withdrawals

5.1 Regular Benefit. Subject to the provisions of this Article V, each Participant shall be entitled to a benefit in an amount equal to such Participant's Account Balance as of the end of the month in which termination of employment occurs, subject to adjustment in the event of payment in installments under Section 5.2(b).

5.2 Form of Payment. A Participant may elect (as provided in Section 4.2) to have such Participant's Account Balance distributed: (a) in a single lump sum; or (b) in equal annual installment payments for a selected number of years not to exceed twenty (20) years. If installments are elected, the first installment shall be payable within 45 days of termination of employment.

5.3 Disability Benefit. In the event of Disability, a Participant may elect to commence immediate distribution of such Participant's Account Balance in accordance with the form of payment previously elected.

5.4 Death Benefit. Notwithstanding a Participant's election as to form of payment, upon the death of such Participant, such Participant's Beneficiary shall be paid a single lump sum in an amount equal to the Participant's Account Balance as of such Participant's date of death.

5.5 Hardship Withdrawal. Prior to termination of employment, a Participant may request a payment under the Plan if the Participant experiences a financial hardship. A "financial hardship" is an unanticipated emergency that is caused by an event beyond the control of a Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted, including, but not limited to, college tuition payments. The Deferred Compensation Committee, in its sole discretion, shall determine whether a Participant has experienced a financial hardship. The amount of any payment on account of financial hardship is limited to the amount of the severe financial need which cannot be met with other resources of the Participant.

5.6 Change in Control. Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, each Participant's Account Balance shall be valued as of the last day of the month in which the Change in Control occurs, and shall be paid to such Participant in a lump sum within seven
     (7) days following such valuation date.

5.7 Other Payment Events. Notwithstanding anything in the Plan to the contrary, each Participant shall receive payment of such Participant's Account Balance at such time or times, if any, as may be specified in a Rabbi Trust established pursuant to Section 8.2.


                                   ARTICLE VI
                                 Administration

6.1 Plan Administration. This Plan shall be administered by the Deferred Compensation Committee, which shall have authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

6.2 Withholding. Each Participant's respective Employer shall have the right to withhold from any payment made under the Plan (or any amount deferred into the Plan) any taxes required by law to be withheld in respect of such payment (or deferral).

6.3 Indemnification. Each Employer shall indemnify and hold harmless each employee, officer, or director of such Employer to whom is delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including but not limited to reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by such Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless such Employer consents in writing to such settlement or compromise.

6.4 Expenses. The expenses of administering the Plan shall be paid equally by the Participating Employers.

6.5 Delegation of Authority. In the administration of this Plan, the Deferred Compensation Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be legal counsel to a Participating Employer.

6.6 Binding Decisions or Actions. The decision or action of the Deferred Compensation Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

                                   ARTICLE VII
                            Amendment and Termination

7.1 Amendment and Termination. The Plan is intended to be permanent, but the Deferred Compensation Committee may at any time modify, amend, or terminate the Plan, provided that such modification, amendment or termination shall not cancel, reduce, or otherwise adversely affect the amount of benefits of any Participant accrued (and any form of payment elected) as of the date of any such modification, amendment, or termination, without the consent of the Participant; provided, the Deferred Compensation Committee shall be permitted upon Plan termination to pay each Participant (without such Participant's consent) a lump sum in the amount of such Participant's Account Balance as of the date of such Plan termination.

7.2 Constructive Receipt Termination. Notwithstanding anything to the contrary in the Plan, if any Participant receives a deficiency notice from the United States Internal Revenue Service asserting constructive receipt of amounts payable under the Plan, the Deferred Compensation Committee, in its sole discretion, may terminate the Plan or such Participant's participation in the Plan.

                                  ARTICLE VIII
                                     Funding

8.1 General Assets. All benefits in respect of a Participant under this Plan shall be paid directly from the general funds of such Participant's Employer (or former Employer), and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. No Participant, Spouse or Beneficiary shall have any right, title or interest whatever in or to any investments which the Employer may make to aid the Employer in meeting its obligation hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between an Employer and any Employee, Spouse, or Beneficiary. To the extent that any person acquires a right to receive payments from an Employer hereunder, such rights are no greater than the right of an unsecured creditor of such Employer.

8.2 Rabbi Trust. Any Employer may, at its sole discretion, establish a grantor trust, commonly known as a Rabbi Trust, as a vehicle for accumulating the assets needed to pay the promised benefit, but no Employer shall be under any obligation to establish any such trust or any other funding vehicle.



                                   ARTICLE IX
                               General Conditions

9.1 Anti-assignment Rule. No interest of any Participant, Spouse or Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, Spouse or Beneficiary.

9.2 No Legal or Equitable Rights or Interest. No Employee and no other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of any employer. The right and power of any Employer to dismiss or discharge such Employer's Employee is expressly reserved.

9.3 No Employment Contract. Nothing contained herein shall be construed to constitute a contract of employment between an Employee and an Employer.

9.4 Headings. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

9.5 Invalid or Unenforceable Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

9.6 Governing Law. The laws of the State of New York shall govern the construction and administration of the Plan.

         IN WITNESS WHEREOF, the following Participating Employers have caused this Plan to be adopted, effective as of February 10, 1998.


                                   MICHIGAN NATIONAL CORPORATION

                                   By:   /s/ Douglas E. Ebert
                                   Its: Chief Financial Officer

                                   ATTEST:_____________________


                                   HOMESIDE, INC.

                                   By: /s/ Joe K. Pickett
                                   Its:  Chairman and Chief Executive Officer

                                   ATTEST:_______________________


                                   NATIONAL AUSTRALIA BANK LTD.
                                   (NEW YORK BRANCH)

                                   By: ___________________________
                                   Its: __________________________

                                   ATTEST:________________________

                                   Schedule A



Fidelity Contra
Fidelity Magellan
Janus
Fidelity Growth & Income
Independence One Equity Plus
Vanguard Index 500
Brandywine
PBHG Growth PBHG
Heartland
Dodge & Cox Balanced
T. Rowe Price International
Vanguard International
Fidelity Government Securities
Fidelity Investment Grade Bond
Independence One Fixed Income
Money Market Fund